Exhibit 99.1

Barclays 2013 CEO Energy-Power Conference New York, September 12, 2013 Larry Dickerson President and Chief Executive Officer

Disclaimer Statements made during the scope of the Diamond Offshore Drilling, Inc.’s presentation that state the Company’s or management’s “intentions”, “plans”, “estimates”, “expectations”, “anticipations”, “predictions” and words of similar import are “forward-looking statements” made within the meaning of the “Safe Harbor” provisions under the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove accurate. Important factors with respect to such forward-looking statements, including risks and uncertainties that could cause actual results to differ materially from the Company’s expectations, include but are not limited to: The overall market demand for the Company’s drilling services, foreign and domestic oil and gas exploration and production activity; dates that drilling rigs will enter service; day rate revenue for the Company’s drilling rigs; industry competition; customer preferences and various other risk factors as may be discussed in reports filed with the U.S. Securities & Exchange Commission. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based, which speak as of the date of today’s presentation. Except where the source is otherwise noted, information presented herein can be found within Diamond Offshore Drilling, Inc.’s public filings with the U.S. Securities & Exchange Commission. Please refer to the Company’s 10-K, 10-Q or 8-K filings for more detailed information.

2	Diamond Offshore Drilling, Inc. Agenda Shareholder Focus Fleet Growth Market Outlook Today’s Challenges

3	Diamond Offshore Drilling, Inc. Fleet Growth

4 Diamond Offshore Drilling, Inc. BP Harsh Environment Semi Superior Motion Characteristics in Rough Seas CS60 Design Status Total Cost: $755MM Shipyard: Hyundai Heavy Industries Targeted Delivery Date: Late Q4 2015 Contract Term: 3 years in South Australia, >$585K/d

5 Diamond Offshore Drilling, Inc. Newbuild Drillship Status BlackHawk BlackHornet BlackRhino BlackLion Cost (Millions) $635 $635 $645 $655 Shipyard Delivery Q3 2013 Q4 2013 Q2 2014 Q4 2014 Contract Status Anadarko (GoM) 5 Years $495k/Day Anadarko (GoM) 5 Years $495k/Day Available Available Specifications ?Hyundai Gusto P10,000 design ?12,000’ operating depth; outfitted for 10,000’ ?Dual activity ?Two seven-ram BOPs

6	Diamond Offshore Drilling, Inc. Ocean BlackHawk Currently Undergoing Commissioning

7 Diamond Offshore Drilling, Inc. Investing in the Fleet Rig Name Shipyard Delivery Date Description Cost (Millions) HE Semi 2016 HE Semi $ 755 Patriot 2014 North Sea Semi 120 Apex 2014 DW Semi 370 BlackLion 2014 UDW Drillship 655 Onyx 2013 DW Semi 300 BlackRhino 2014 UDW Drillship 645 BlackHornet 2013 UDW Drillship 635 BlackHawk 2013 UDW Drillship 635 Valor 2009 UDW Semi 490 Courage 2009 UDW Semi 460 $5,065

8 Diamond Offshore Drilling, Inc. Fleet Profile Ultra-Deepwater Units (?7,500’) Deepwater Units (5,000 to 7,499’) Confidence Baroness Rover Endeavor Monarch Courage Valor Clipper BlackHawk BlackHornet BlackRhino BlackLion America Alliance Valiant Star Victory Onyx 13 7 20 Apex HE Semi

9 Diamond Offshore Drilling, Inc. Potential Earnings Power Added * EBITDA = Earnings before interest, tax, depreciation and amortization; based on 95% utilization; refer to reconciliation to GAAP Assumed Dayrate Assumed Opex Potential Annual EBITDA* (Millions) BP Newbuild Semi $ 585,000 $225,000 $ 121 BlackLion 575,000 225,000 117 BlackRhino 575,000 225,000 117 BlackHornet 495,000 180,000 106 BlackHawk 495,000 180,000 106 Onyx 490,000 85,000 139 Apex 450,000 135,000 107 $ 813 Actual 2012 EBITDA $1,354 Increase 60%

10 Diamond Offshore Drilling, Inc. Floater Fleet Transformation Note: 2012 excludes units Held for Sale and includes rigs currently under construction. 2009 Today 2016 Estimated 2012 Actual EBITDA Contribution UDW 26% DW 24% MW 47% J/U 3% UDW DW MW MW—N. Sea Approximately 70% of EBITDA from UDW / DW

11 Diamond Offshore Drilling, Inc. Shareholder Focus

12 Diamond Offshore Drilling, Inc. Dividends Nothing New at Diamond Offshore Since 2006, over $5 billion of dividends have been paid, while we remain conservatively leveraged.

13 Diamond Offshore Drilling, Inc. Cumulative Dividends Since 2006 36.76 $0 $5 $10 $15 $20 $25 $30 $35 $40 2006 2007 2008 2009 2010 2011 2012 2013YTD Total Regular and Special Dividends per Share

14 Diamond Offshore Drilling, Inc. Cumulative Cash Returned Since 2006 $36.76 $- $5 $10 $15 $20 $25 $30 $35 $40 DO SDRL ESV RIG NE RDC ATW Total Dividends and Return of Capital per Share Source: Bloomberg

15 Diamond Offshore Drilling, Inc. Financial Strength 3% 23% 26% 33% 46% 49% 54% 0% 10% 20% 30% 40% 50% 60% DO RDC ATW ESV RIG SDRL NE Net Debt to Market Cap Debt and net debt as of Q2 2013 SEC filings; market cap as of August 30, 2013.

16 Diamond Offshore Drilling, Inc. Only A-Rated Drilling Contractor (in Millions) DO NE ESV RIG RDC ATW SDRL Moody’s Rating A3 Baa2 Baa1 Baa3 Baa3 Ba2 n/a S&P Rating A- BBB+ BBB+ BBB- BBB- BB n/a

17 Diamond Offshore Drilling, Inc. Return on Capital Employed (ROCE) 11.6% -5% 0% 5% 10% 15% DO ATW ESV SDRL NE RIG RDC 2012 Source: Jefferies

18 Diamond Offshore Drilling, Inc. Return on Capital Employed (ROCE) Source: Jefferies 27.3% 0% 5% 10% 15% 20% 25% 30% DO ATW ESV NE RDC RIG SDRL 5-Yr Average (2008–2012)

19 Diamond Offshore Drilling, Inc. Market Outlook

20 Diamond Offshore Drilling, Inc. Market Summary •Demand growth in West Africa •Newbuild activity continues—13 UDW orders YTD Ultra-Deepwater Deepwater •Globally balanced •Future growth expected from recent USGOM discoveries Mid-water •UK strength •Demand emerging in frontier areas: Nicaragua, Peru, Columbia, Myanmar and Falklands •SE Asia relies on short term work •Brazil/USGOM weakness

21 Diamond Offshore Drilling, Inc. Repricing Power Rig Name Current Dayrate (000’s) Future Dayrate (000’s) Rollover Date Vanguard 356 450 Jul-2013 Victory 420 480 Sep-2013 America 405 475 Oct-2013 Rover 304 465 Mar-2014 Patriot 275 401 Apr-2014 Endeavor 285 505 Jun-2014 Confidence 375 511 Dec-2014 Princess 230 380 Nov-2013 Represents >$1 million per day increase in future dayrates.

22 Diamond Offshore Drilling, Inc. Midwater Fleet Status Marketed Mid-water Units 15 5 6 4 North Sea – Continuing Strength Princess (Dec ‘13), Vanguard (Feb ‘15), Nomad (Aug ‘15), Guardian (Jul ‘15), and Patriot (May ‘17) Long-Term Contracts with NOCs Yorktown (Jul ‘14), Yatzy (Oct ‘14), Worker (Feb ‘15), Winner (Mar ‘15), Concord (Jun ‘15) and Ambassador (Jan ‘16) Opportunities in Stable Markets Saratoga, General, Lexington and Quest Parentheses denote contract end dates

23 Diamond Offshore Drilling, Inc. OGX Status Contract Updates Ocean Star: Contracted through Feb ‘14 Farmed-out for remainder of contract Ocean Quest: Contracted through Dec ‘13 Pursuing farm-out opportunities

24 Diamond Offshore Drilling, Inc. OGX Status Exposure Over $1.4 billion of revenue received from OGX through 2Q 2013. (in millions) 6/30/13 Receivable Balance $ 23 Q3 2013 Estimated Revenues 36 Total OGX Exposure as of 9/30/13 $ 59

25 Diamond Offshore Drilling, Inc. Jack-up Fleet Status Parentheses denote contract end dates Marketed Jack-up Units 6 4 1 1 Mexico – Term Market Scepter (Dec ‘13), Titan (Jan ‘14), Summit (May ‘15) and Nugget (Jul ‘16) Long-Term Bareboat Charter Spur (Aug ‘14) Solid Demand in US GOM King

26 Diamond Offshore Drilling, Inc. Today’s Challenges

27 Diamond Offshore Drilling, Inc. Today’s Challenges Challenges Faced Executing construction program Controlling costs Crewing new rigs

28 Diamond Offshore Drilling, Inc. Today’s Challenges Executing Construction Program •First two units impacted by equipment delays •Subsequent five units are on schedule and within budget. •Turn-key delivery protects against drillship cost overruns

29 Diamond Offshore Drilling, Inc. Today’s Challenges Managing Contract Drilling Expense: Actual Projected 2011 2012 2013 Rig Op Ex $1.55B $1.54B <$1.60B

30 Diamond Offshore Drilling, Inc. Today’s Challenges Crewing New Rigs •1,000 new job positions — just at DO •Staffing new rigs with trained crews •Maintaining high quality across fleet

31 Diamond Offshore Drilling, Inc.

32 Diamond Offshore Drilling, Inc. Summary 1 Focused on Shareholder Value 2 3 New Rig Capacity at Attractive Prices Solid Market Outlook

33 Diamond Offshore Drilling, Inc. Disclaimer: Regulation G Reconciliation to GAAP 2012 Net Income $ 720.5 Depreciation 392.9 Interest expense 46.2 Interest Income (4.9) Income tax expense 197.6 Foreign currency loss 2.0 2012 EBITDA 1,354.3 This presentation may include certain “non-GAAP financial measures.” For these purposes, the SEC defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements, and vice versa for measures that include amounts, or is subject to adjustments that effectively include amounts, that are excluded from the most directly comparable measure so calculated and presented. For these purposes, “GAAP” refers to generally accepted accounting principles in the United States. Non-GAAP financial measures disclosed by management are provided as additional information to investors in order to provide them with an alternative method for assessing our financial condition and operating results. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Pursuant to the requirements of Regulation G, the accompanying table provides the most directly comparable financial measure presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference with such comparable GAAP financial measure.